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                            THIRD AVENUE VALUE FUND

                        THIRD AVENUE SMALL-CAP VALUE FUND

                       THIRD AVENUE REAL ESTATE VALUE FUND



                              FIRST QUARTER REPORT
                                  (Unaudited)
                                  ------------
                               January 31, 2001



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                            THIRD AVENUE VALUE FUND


Dear Fellow Shareholders;

At January 31, 2001, the unaudited net asset value attributable to the 57,644,723 common shares outstanding of the Third Avenue Value Fund ("TAVF", "Third Avenue" or the "Fund") was $38.41 per share. This compares with an audited net asset value at October 31, 2000 of $35.64 per share and an unaudited net asset value at January, 31, 2000 of $30.39 per share, both adjusted for subsequent distributions to shareholders. At February 20, 2001, the unaudited net asset value was $37.40 per share.

QUARTERLY ACTIVITY

During the quarter new positions were established in the distressed senior securities of two issuers and five new common stock issues were purchased. Of the five common stock issues, three are issues of small cap-high tech companies, one is a real estate liquidation and one is a Canadian business development company. In addition, a new position was created in Novellus Systems Common Stock when that semiconductor equipment manufacturer acquired GaSonics International in a common stock for common stock merger transaction. The Fund increased its positions in the high-yield debt securities of three issuers and expanded its stakes in the common stocks of eleven issuers, seven of which were small cap-high tech issuers; two of which were real estate companies; one was a business development company; and one, a building products manufacturer.
Positions in four common stock issues were reduced and three common stock positions were eliminated entirely:

PRINCIPAL AMOUNT
OR
NUMBER OF SHARES         NEW POSITIONS ACQUIRED

$40,915,000              Armstrong World Industries Senior Notes
                         ("Armstrong Notes")

$5,000,000               Pacific Gas & Electric First Mortgage Bonds
                         ("Pacific Gas & Electric Mortgage Bonds")

234,800 shares           Burnham Pacific Properties, Inc. Common Stock
                         ("Burnham Common")

31,400 shares            Credence Systems Corp. Common Stock ("Credence Common")

130,400 shares           Harrowston, Inc. Class A Common Stock
                         ("Harrowston Common")

1,810,400 shares         KEMET Corp. Common Stock ("KEMET Common")

1,000,000 shares         Vishay Intertechnology, Inc. Common Stock
                         ("Vishay Common")

                         INCREASES IN EXISTING POSITIONS

$39,730,000              USG Corp Senior Notes ("USG Senior Notes")

$3,750,000               Frank's Nursery & Crafts, Inc. 10.25%, due 3/1/08
                         Unsecured Notes ("Frank's  Notes")

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                         INCREASES IN EXISTING POSITIONS (CONTINUED)

$51,800,000              Home Products  International,  Inc. 9.625%, due 5/15/08
                         Subordinated  Debentures ("Home Products Subordinates")

869,400 shares           American Power Conversion Corp. Common Stock
                         ("American Power Common")

8,000 shares             Analogic Corp. Common Stock ("Analogic Common")

1,065,800 shares         AVX Corp. Common Stock ("AVX Common")

5,125 shares             Capital Southwest Corp. Common Stock
                         ("Capital Southwest Common")

105,900 shares           Electro Scientific Industries, Inc. Common Stock
                         ("Electro Scientific Common")

11,400 shares            Electroglas, Inc. Common Stock ("Electroglas Common")

84,176 shares            Forest City Enterprises,  Inc. Class A Common Stock
                         ("Forest City Common")

310,600 shares           FSI International, Inc.  Common  Stock ("FSI  Common")

67,500 shares            Mestek, Inc. Common Stock ("Mestek  Common")

10,000 shares            PAREXEL International Corp. Common Stock
                         ("PAREXEL Common")

374,597 shares           Tejon Ranch Co. Common Stock ("Tejon Common")

                         REDUCTIONS IN EXISTING POSITIONS

201,800 shares           First American Corporation Common Stock
                         ("First American Common")

1,309,800 shares         Silicon Valley Group, Inc. Common Stock
                         ("Silicon Valley Common")

78,000 shares            Tecumseh Products Co., Class B Common Stock
                         ("Tecumseh Common")

496,400 shares           Value City Department Stores, Inc. Common Stock
                         ("Value City Common")

                         POSITIONS ELIMINATED

716,130 shares           D.R. Horton, Inc. Common Stock ("Horton Common")

424,000 shares           Hypercom Corp. Common Stock ("Hypercom Common")

148,200 shares           Palm, Inc. Common Stock ("Palm Common")

The Fund acquired the Armstrong Notes at a dollar price of about 35% of claim just prior to the time that Armstrong sought relief from asbestos claims under Chapter 11 of the Bankruptcy Code. At the time, Armstrong was seeking to refinance its bank loans rather than file for Chapter 11 relief. It was obvious that this time around the banks would insist on security for any loans to Armstrong. The indentures for the Armstrong Notes contain a "ratable" clause meaning that the Armstrong Notes would share pro rata in any collateral given to the banks. As a consequence, had the bank

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loans been  refinanced,  the  Armstrong  Notes would have  become  senior to any asbestos claims that might be perfected to the extent of the value of the collateral. The shortfall in collateral value, if any, would have been pari passu, or equal in seniority, to perfected asbestos claims. Armstrong, however, was unable to refinance with the banks and the Armstrong Notes now remain unsecured. The Armstrong Notes are pari passu with all other senior creditors including the banks, asbestos claimants and the trade. The TAVF investment in Armstrong Notes probably will work out reasonably profitably, but there are, of course, no guarantees.

The Fund acquired what it could of Pacific Gas & Electric Mortgage Bonds at a yield to maturity of 25.5%. It is hard for me to see how this issue carries with it any credit risks regardless of how the California energy crisis works out. Having been an advisor to Long Island Lighting, and a significant owner of the mortgage bonds of Public Service Company of New Hampshire, Tucson Electric and El Paso Electric, I think I know whereof I speak. As an aside though, the California energy crisis does raise problems, and hopefully, opportunities, for the Fund. It seems almost assured that the California economy will be depressed for several years to come if, as seems likely, the solution to the problem will be paid for by California ratepayers and taxpayers rather than through a reorganization where sacrifices have to be made also by those holding the junior securities of the utilities and the utilities' parents. Heavy power users will not move into California, and many of those now there may move out. Certainly the severe economic depression in New England in the early 1990's that came to pass after the massive rate increases triggered by Public Service of New
Hampshire's  nuclear  problems  might be  replicated  in California in the early
2000's. TAVF is heavily involved in California real estate through its investments in the common stocks of Burnham, Catellus and Tejon. Hopefully though the California troubles might present a golden opportunity for Tejon. Tejon is currently a joint venturer with Enron Corporation in building a proposed, large, gas fired, electricity generating power facility on Tejon property. In the event that Tejon Ranch management can ever get a captive source of electric power at reasonable prices to supply to other properties located at Tejon, the profit potential for Tejon could be huge. Tejon management is quite aware of this potential.

TAVF also increased its positions in the USG Notes, the Frank's Notes and the Home Products Subordinates. Like Pacific Gas and Electric Mortgage Bonds, it is hard to figure out what the credit risks in the USG Notes might be. The yield to maturity on the USG Notes average out at around 21%.

Frank's is a far more troubled business than I had visualized when TAVF established its positions. A Chapter 11 filing now seems likely. TAVF expects to participate actively in the Chapter 11 reorganization of Frank's but values as of now seem uncertain.

Home Products Subordinates seem likely to continue to be a performing loan. Based on the Fund's cost the issue has a yield to maturity of 21% and a current yield of 16.8%. Moreover, in the event of either a change of control or a reorganization of the company, TAVF seems to be very favorably situated.

During the quarter, the Fund was able to acquire a plethora of small cap-high tech common stocks of financially strong companies at prices that seem ultra low compared with long term growth potentials. Such issues acquired during the quarter encompassed Credence, KEMET, Vishay, American Power Conversion, Analogic, AVX, Electroglas, Electro Scientific Industries, FSI International and PAREXEL. Most analysts on Wall Street now seem to be extremely short

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run conscious  about high tech common stocks.  If it at all looks as if earnings will not reach consensus forecasts, or that 2001 earnings might not be as good as 2000, the high tech common stocks are sold. This gave the Fund opportunities to acquire the common stocks of AVX, KEMET and Vishay at 4 to 6 times earnings. These businesses seem unlikely to be subject to severe earnings downswings in 2001, 2002 or 2003. Their long-term growth prospects continue to appear to be glowing. At January 31, the common stocks of these three manufacturers of passive components accounted for 8.1% of the Fund's net assets.

Before we learned of the Californian debacle, we acquired a small position in Burnham Common which is liquidating. The Fund also expanded its positions in Forest City Common and Tejon Common. TAVF also established an initial common stock position in a Canadian business development company, Harrowston, and expanded its position in the common stock of a US business development company, Capital Southwest.

TAVF's positions were reduced in First American Common and Silicon Valley Common strictly on a price basis. Both companies continue to appear to be strong businesses. After the sales, and at January 31, First American accounted for 4.0% of TAVF's net assets and Silicon Valley accounted for 5.2% of net assets. Value City Common, on the other hand, was sold because of fears that the company may be suffering a permanent impairment of capital in the excruciatingly competitive environment faced by discount retailers.

The Fund reduced its position in Tecumseh Common. Tecumseh's charter and by-laws are loaded with provisions designed to entrench incumbent management in power. If any management seems unworthy of retrenchment, it is this one against the background that this cash rich- asset rich company has been such a poor performer, apparently losing considerable market position in its largest single product line, air conditioning compressors. Unless certain changes in Tecumseh corporate governance are made, TAVF intends to vote against the election of any director nominated by the incumbents.

Hypercom Common was eliminated from the TAVF portfolio because a permanent impairment of capital might be occurring. Palm Common, received as a distribution from 3 Com, was sold because the issue appeared to be so high priced. Horton Common was eliminated even though its management has been extraordinarily successful to date. Housing construction historically has been an extremely cyclical business. TAVF wants to restrict its long-term investments in this industry to companies which enjoy much above average financial strength.

TAVF AND THE EFFICIENT MARKET

There is the tale about a finance professor and a student who came upon a $100 bill lying on the ground. The student stooped to pick up the bill. "Don't bother," says the professor, "If it really were a $100 bill, it wouldn't be there." This story misses the main point relevant to financial analysis. Neither by training, nor by background, would the finance professor be able to identify what the piece of paper lying on the ground was -- a $100 bill or a scrap of worthless paper. Trying to distinguish between the two is what fundamental value analysts, and most control investors, do. Academics, on the other hand, are technician-chartists with PhD's. They study markets and securities prices, not fundamentals. You need to be literate about fundamentals if you are to have any hope of distinguishing between $100 bills and garbage in the field of security analysis.

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Starting in the 1960's the theories  embodied in Academic  Finance which revolve around the study of security prices, have taken over security analysis rather completely. The quants rule the roost; Graham and Dodd is mostly dead except for the small minority of outside investors who have a Third Avenue type of approach.

If one signs off on the assumptions underlying Academic Finance, the investment techniques that are an outgrowth of Academic Finance make sense. Indeed, most common stock investment today follows academic precepts. It dominates investment styles. Most investment techniques used by passive investors bottom on the academic theories of the Efficient Market Hypothesis ("EMH") and Efficient Portfolio Theory ("EPT") as for example:

      Indexing
      Asset Allocation
      Top Down Market Strategies
      Diversification
      Value is determined strictly by forecasts of discounted cash flows (DCF)

The bedrock of Academic Finance is the assumption embodied in EMH that the market is efficient, or to put it in TAVF language, the market attains instantaneous efficiency.

TAVF has a markedly different view of efficiency than the academics. It ought to be helpful to Third Avenue shareholders to explain the differences:

THE ACADEMIC VIEW

1) The market is efficient, or achieves instantaneous efficiency. The market is defined as trading marts populated by "investors", i.e. Outside, Passive, Minority Investors ("OPMI's"). The principal trading marts for securities are sites such as the New York Stock Exchange and NASDAQ.

2) Without access to superior information, no OPMI can hope to outperform the market, or relevant benchmarks, consistently. Consistently means all the time, or almost all the time.

3) Market prices value any business at any time more correctly than any other measure that might be used. Thus, if a debt free company has 50,000,000 common shares outstanding, and the shares are quoted at $10, the best measure of the value of the company for all purposes is $500,000,000 (50,000,000 shares times $10 per share price).

THE TAVF VIEW

1) There exist myriad markets, not one. There are OPMI markets, hostile take-over markets, Leveraged Buy-Out ("LBO") markets, Strategic Buyer Markets, Merger and Acquisition markets where new common stock issuances rather than cash are the "coin of the realm," etc. Each market has its own pricing parameters. A market is defined as any arena in which participants strive to reach agreement on price, and other terms, which each participant believes is the best reasonably achievable under the circumstances.

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2)  All markets tend toward efficiency.  Very few markets,  though, ever achieve instantaneous efficiency. Those that do achieve instantaneous efficiency seem to be "special cases." In many markets the tendency toward efficiency can be quite weak, especially where efficiency is defined as appraising a business or a security at a price that approximates an underlying value.

3) Most market actions are driven by activists -- promoters, investment bankers, attorneys, salesmen, management -- who, by most definitions, earn excess return relatively consistently. For most OPMI's, the non-genius ones, the path to earning excess returns is not to obtain superior information, but rather to use the available information in a superior manner. For example, most analysts, most of the time, ignore the corporate balance sheet in their analyses. There is no way that TAVF would have invested so heavily in the common stocks of AVX, KEMET and Vishay, unless each company enjoyed, as they do, superb financial strength as reflected on their balance sheets. This balance sheet emphasis ought to mean that the Fund is using the available information in a superior manner.

4) An efficient price in one market is, most often, an inefficient price in another market. For example, any activist operating in an LBO market, knows that in the vast majority of cases, a buy-out will not be a do-able transaction unless the price offered in the take-over represents a meaningful premium over OPMI market prices.

RECONCILING THE TWO VIEWS

There are markets that are characterized by instantaneous efficiency. These markets, however, seem to be narrow special cases. The underlying problems of Academic Finance here seem to be two-fold. First, academia takes these special cases and tries to make a general law out of them covering all, or almost all, securities investments. Second, academics look at investments only from the viewpoint of the OPMI, rather than the varied viewpoints of the many participants in the investment process.

TAVF does not, with rare exceptions, participate in those markets characterized by the existence of instantaneous efficiencies; markets achieving instantaneous efficiency seem to have two characteristics:

1) The "Investor" is a trader seeking to maximize a market-risk adjusted total return realizable in cash, consistently (TAVF is a buy and hold Investor with little or no demonstrated skill in short-run trading)

2) The securities (or commodities) being analyzed, can be analyzed by reference to only a limited number of computer programmable variables. These special case securities seem to be limited to three types of issues:

    a) Credit Instruments without credit risk (e.g., U.S. Treasuries)

    b) Derivatives (e.g., options, convertibles, warrants, swaps)

    c) Risk arbitrage (e.g., situations where there will be relatively determinant workout events in relatively determinant periods of time). An example of a risk arbitrage is an announced corporate merger where the common stock of the target company is priced below the indicated market value, or cash value, that will be received if the transaction closes. Most TAVF investments do not have risk arbitrage characteristics though some do, such as the Fund's investments in certain distressed credits (see the recent purchase of USG 91/2% Notes maturing September 15, 2001).

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If one believes that all markets attain instantaneous  efficiency,  one also has
to  believe  that  in  all  markets,  there  exists  instantaneous,   or  almost
instantaneous,   convergence.   Convergence  refers  to  the  belief  that  like
securities trading in the same, or different, markets will end up selling at the same price. For example, Tecumseh Class A common selling at $49.44 per share at January 31 is exactly the same security as Tecumseh Class B common selling at $45.38, except that only the Class B common has voting rights. Under convergence theory, market forces will buy Tecumseh Class B increasing its price; and market forces will sell Tecumseh Class A decreasing its price. In short order, both Tecumseh A and Tecumseh B ought be selling at, say, $47. The truth is that the discount at which Tecumseh B sells, has persisted for a long time and probably will continue to exist until, say, an activist Tecumseh Board makes the "B" stock convertible into "A" stock on a share for share basis.

Convergence pricing seems to approach instantaneous efficiency most of the time in the "special case" markets I've identified above. For most of what Third Avenue does, however, there is no instantaneous efficiency. Almost all of the convergence that actually takes place, takes place because active players act rather than because amorphous market forces identify disparities in value between related securities; and then cause the spreads to narrow, or disappear, as if an invisible hand uses "magic".

Unlike academics, Third Avenue management and similar fundamentalists are probably pretty good at identifying $100 bills, for which we, at TAVF, try to pay not more than $50. Our problem, and the problem of other fundamentalists similarly situated, is not so much in identifying the $100 bills, but rather in how to get enough efficiency into one, or more, markets, so that the realization on the $100 bill can be $100, or even $65 or $70. Most investors comparable to TAVF try to do this by either identifying catalysts or becoming catalysts themselves (See Mutual Shares in pressing Chase Manhattan Bank to sell out, or Gabelli in encouraging a bidding process in connection with the sale of control of Paramount Pictures). At Third Avenue, management spends little time identifying, or seeking, catalysts. Rather the TAVF approach revolves around relying on a long-term tendency toward efficiency. The fund owns a large number of common stocks of well financed companies that have been acquired at what seem to be steep discount prices. The view is that while Fund management cannot time when individual situations will work out, enough situations in the Fund's portfolio are likely to work out on a lumpy, rather than consistent, basis, so that overall the TAVF portfolio ought to perform okay.

The TAVF portfolio seems to be loaded with $100 bills acquired for $50 or less. It is much easier for Fund management, and I suspect everyone else, to identify $100 bills using a balance sheet, rather than an income account, or cash flow statement, approach, albeit any good security analyst considers all elements that go into the accounting cycle. Common stocks in the TAVF portfolio that appear to be $100 bills bought at large discounts include the following:

      Toyoda Automatic Loom Works, Ltd. ("TAL")
      Alico, Inc.
      Arch Capital Group, Ltd.
      Capital Southwest Corp.
      C.I.T. Group, Inc. Class A
      Harrowston, Inc.
      Forest City Enterprises, Inc.

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      Liberty Financial Companies
      Liberty Homes, Inc.
      Japanese Non-Life
      Insurers
      Stewart Information Services Corp.
      Tejon Ranch Co.
      Weis Markets, Inc.
      Woronoco Bancorp, Inc.

TAL serves as a good example of how instantaneous convergence does not work in complicated situations. At January 31, TAL Common closed at $19.26 per share. Its assets consisted of holdings of Toyota Motor Common with a market value of approximately $21 per TAL share; other marketable securities with a market value of about $8-$9 per TAL share; and magnificent, world-wide, operating businesses with a probable present value of $6-$9 per TAL share after deducting all debt. If Toyota Motor, which owns 22% of TAL Common, and/or TAL, as activists, do not undertake one or more of the several corporate actions available to them, the disparity between the market price of TAL Common and the underlying net asset values inherent in TAL, more likely than not, will persist.

There are all sorts of real world frictions that argue against the elimination of convergence, at least in the context of instantaneous efficiency. One example revolves around the near-universal existence of management entrenchment provisions embodied in corporate charters and by laws; state corporate laws; and certain Securities and Exchange Commission regulations. The costs to an outside activist trying to cash in that $100 bill the business would really be worth if there were a change of control can be prohibitive even where the activist might be able to acquire non-control common stock in the OPMI market for, say, $30 or $40. Other frictions discouraging convergence include management stock options; huge administrative costs for attorneys and investment bankers; and traditional corporate policies such as those that seem to govern the actions, and non-actions, of TAL and Toyota Motor.

The belief in instantaneous efficiency, and that the prices in the OPMI market reflect economic reality better than anywhere else pervades many areas of American life, including law and sociology as well as finance. There are now many proposals being floated to privatize partially social security on the theory that Wall Street is better able to identify attractive common stock investments in an efficient market then could government investing in credit instruments without credit risk. TAVF would never trust any of its investments to mainstream Wall Street. After all these are the same people, trained in academic finance, who brought us the dot.com madness of 1997 to early 2000, probably the greatest speculative bubble in the history of mankind.

I shall write again when the Semi-Annual Report for the period to end April 30, 2001 is published.

Sincerely yours,



/s/ Martin J. Whitman
-----------------------
Martin J. Whitman
Chairman of the Board
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                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                               AT JANUARY 31, 2001
                                   (UNAUDITED)

                          PRINCIPAL                                                                                      % OF
                         AMOUNT ($)     ISSUES                                                            VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES - 0.06%

                            181,846     Ford Credit Auto Owner Trust
                                        Series 1998-B Class A-3, 5.85%, due 10/15/01                 $    181,961

                          1,212,844     Ford Credit Auto Owner Trust
                                        Series 1999-C Class A-3, 5.77%, due 11/15/01                    1,213,683
                                                                                                   --------------

                                        TOTAL ASSET BACKED SECURITIES
                                        (Cost $1,393,238)                                               1,395,644        0.06%
                                                                                                   --------------

-----------------------------------------------------------------------------------------------------------------------------------
BANK AND OTHER DEBT - 0.77%

Healthcare               12,419,888     Genesis Health Ventures Revolving Loan (c)                      7,886,629        0.35%
                                                                                                   --------------
Insurance Services        6,332,902     Safelite Glass Term A Note (c)                                  4,179,715
Companies                 6,332,902     Safelite Glass Term B Note (c)                                  4,179,715
                                                                                                   --------------
                                                                                                        8,359,430        0.38%
                                                                                                   --------------
Oil Services                867,125     Cimarron Petroleum Corp. (c) (d)                                  886,350        0.04%
                                                                                                   --------------
                                        TOTAL BANK AND OTHER DEBT(Cost $19,548,488)                    17,132,409
                                                                                                   --------------
-----------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS - 0.23%

Assisted Living          59,384,000     CareMatrix Corp. 6.25%, due 8/15/04 (a) *                       5,047,640        0.23%
Facilities                                                                                         --------------
                                        TOTAL CONVERTIBLE BONDS
                                        (Cost $17,260,378)                                              5,047,640
                                                                                                   --------------
-----------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - 6.10%

Bermuda Based Financial   7,500,000     CGA Special Account Trust (b) (c)                               7,500,000        0.34%
Institutions                                                                                       --------------

Building &               19,500,000     Armstrong World Industries, Inc. 6.35%, due 8/15/03             6,922,500
Construction             21,415,000     Armstrong World Industries, Inc. 6.50%, due 8/15/05             7,602,325
                         34,655,000     USG Corp. 9.25%, due 9/15/01                                   33,747,005
                         41,000,000     USG Corp. 8.50%, due 8/01/05                                   33,760,384
                                                                                                   --------------
                                                                                                       82,032,214        3.70%
                                                                                                   --------------

--------------------------------------------------------------------------------
                                       9
================================================================================

                                   [GRAPHIC]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                               AT JANUARY 31, 2001
                                   (UNAUDITED)

                          PRINCIPAL                                                                                      % OF
                         AMOUNT ($)     ISSUES                                                            VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)

Consumer Products        53,800,000     Home Products International, Inc. 9.625%, due 5/15/08      $   30,397,000        1.37%
                                                                                                   --------------
Electrics - Integrated    5,000,000     Pacific Gas and Electric Co. First Mortgage 7.875%,
                                        due 3/1/02                                                      4,425,000        0.20%
                                                                                                   --------------
Hard Goods Retail        18,648,000     Hechinger Co. 6.95%, due 10/15/03 (a) *                         1,212,120
                         14,752,000     Hechinger Co. 9.45%, due 11/15/12 (a) *                           958,880
                                                                                                   --------------
                                                                                                        2,171,000        0.10%
                                                                                                   --------------
Lawn & Garden Retail     20,753,000     Frank's Nursery & Crafts, Inc. 10.25%, due 3/1/08               8,612,495        0.39%
                                                                                                   --------------
                                        TOTAL CORPORATE BONDS(Cost $131,347,942)                      135,137,709
                                                                                                   --------------
                             SHARES
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS - 77.09%

Annuities & Mutual Fund      10,000     Atalanta/Sosnoff Capital Corp.                                    110,000

Management & Sales          163,300     John Nuveen & Co., Inc. Class A (e)                             9,226,450
                          1,050,000     Liberty Financial Companies, Inc. (e)                          47,554,500
                                                                                                   --------------
                                                                                                       56,890,950        2.57%
                                                                                                   --------------
Apparel Manufacturers       150,000     Kleinerts, Inc. (a) (c)                                         1,200,000        0.05%
                                                                                                   --------------
Bermuda Based             3,341,703     CGA Group, Ltd. (a) (b) (c)                                     1,286,556
Financial Institutions       91,999     Cobalt Holdings, LLC (c)                                              920
                            118,449     ESG Re, Ltd. (a)                                                  259,107
                             15,675     ESG Re, Ltd. Warrants (c)                                               1
                          1,064,516     St. George Holdings, Ltd. Class A (a) (b) (c)                     106,451
                              9,044     St. George Holdings, Ltd. Class B (a) (b) (c)                         905
                            295,217     Trenwick Group, Ltd.                                            7,188,534
                                                                                                   --------------
                                                                                                        8,842,474        0.40%
                                                                                                   --------------
Building Materials        1,493,400     USG Corp. (e)                                                  33,153,480        1.50%
                                                                                                   --------------
Business Development        432,300     Arch Capital Group, Ltd. (a)                                    6,673,631
& Investment Companies       83,370     Capital Southwest Corp.                                         5,252,310
                            130,400     Harrowston, Inc. Class A - (Canada) (a)                           364,746
                                                                                                   --------------
                                                                                                       12,290,687        0.56%
                                                                                                   --------------
Computerized Trading        223,600     Investment Technology Group, Inc.                              10,511,436        0.47%
                                                                                                   --------------

--------------------------------------------------------------------------------
                                       10
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
                                   [GRAPHIC]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                               AT JANUARY 31, 2001
                                   (UNAUDITED)

                                                                                                                         % OF
                             SHARES     ISSUES                                                            VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)

Computers, Networks         100,000     3Com Corp. (a)                                             $    1,075,000        0.05%
& Software                                                                                         --------------

Depository Institutions      53,000     Astoria Financial Corp.                                         2,765,938
                             69,566     Banknorth Group, Inc.                                           1,378,276
                            218,500     Carver Bancorp, Inc. (b)                                        2,228,700
                             61,543     Commercial Federal Corp.                                        1,350,253
                            250,787     Golden State Bancorp., Inc.                                     6,771,249
                            250,787     Golden State Bancorp, Inc. Litigation Tracking Warrants (a)       360,506
                             41,100     Tompkins Trustco, Inc. (e)                                      1,132,305
                            402,800     Woronoco Bancorp, Inc. (b)                                      5,840,600
                                                                                                   --------------
                                                                                                       21,827,827        0.99%
                                                                                                   --------------
Electronics               1,500,000     American Power Conversion Corp.                                24,562,500
                          5,258,800     AVX Corp.                                                     114,957,368
                          1,371,900     Electro Scientific Industries, Inc. (a) (b)                    48,702,450
                          1,810,400     KEMET Corp. (a)                                                41,639,200
                          1,000,000     Vishay Intertechnology, Inc. (a)                               21,800,000
                                                                                                   --------------
                                                                                                      251,661,518       11.36%
                                                                                                   --------------
Finance                     440,000     C.I.T. Group, Inc. Class A                                     10,335,600        0.47%
                                                                                                   --------------

Financial Insurance         300,000     Ambac Financial Group, Inc.                                    16,713,000
                          2,444,500     Enhance Financial Services Group, Inc. (b)                     32,242,955
                          1,076,073     MBIA Inc.                                                      77,132,913
                                                                                                   --------------
                                                                                                      126,088,868        5.69%
                                                                                                   --------------
Food Manufacturers          495,000     J & J Snack Foods Corp. (a) (b)                                 7,579,687
& Purveyors                 109,100     Weis Markets, Inc.                                              4,091,250
                                                                                                   --------------
                                                                                                       11,670,937        0.53%
                                                                                                   --------------
Industrial Equipment        594,300     Alamo Group, Inc. (b)                                           8,765,925
                            123,900     Cummins Engine Co., Inc.                                        4,648,728
                            226,700     Lindsay Manufacturing Co. (e)                                   5,345,586
                            360,100     Mestek, Inc. (a)                                                6,175,715
                            300,000     Paccar, Inc.                                                   15,112,500

--------------------------------------------------------------------------------
                                       11
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
                                   [GRAPHIC]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                               AT JANUARY 31, 2001
                                   (UNAUDITED)

                                                                                                                         % OF
                             SHARES     ISSUES                                                            VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)

Industrial Equipment        480,500     Standex International Corp.                                $   10,931,375
(continued)                 385,400     Tecumseh Products Co. Class A (b)                              19,053,212
                            548,400     Tecumseh Products Co. Class B (b)                              24,883,650
                            897,000     Trinity Industries, Inc.                                       21,124,350
                                                                                                   --------------
                                                                                                      116,041,041        5.24%
                                                                                                   --------------
Industrial - Japan        3,532,000     Toyoda Automatic Loom Works, Ltd.                              68,036,943        3.07%
                                                                                                   --------------
Insurance Holding            87,035     ACE Ltd.                                                        3,220,295
Companies                   200,678     ACMAT Corp. Class A (a) (b) (e)                                 1,680,678
                            803,669     Danielson Holding Corp. (a) (b) (c)                             3,897,795
                             58,300     White Mountains Insurance Group Inc.                           17,081,900
                                                                                                   --------------
                                                                                                       25,880,668        1.17%
                                                                                                   --------------
Insurance Services          641,646     Safelite Glass Corp. (c)                                          802,057
Companies                    43,012     Safelite Realty Corp. (c)                                          53,765
                                                                                                   --------------
                                                                                                          855,822        0.04%
                                                                                                   --------------
Manufactured Housing         89,000     Liberty Homes, Inc. Class A                                       464,469
                             40,000     Liberty Homes, Inc. Class B                                       205,000
                                                                                                   --------------
                                                                                                          669,469        0.03%
                                                                                                   --------------
Medical Supplies            251,300     Analogic Corp.                                                 10,900,138
& Services                  342,300     Datascope Corp.                                                12,579,525
                            554,950     Prime Medical Services, Inc. (a) (e)                            3,225,647
                             90,750     St. Jude Medical, Inc.                                          5,535,750
                                                                                                   --------------
                                                                                                       32,241,060        1.46%
                                                                                                   --------------
Natural Resources &       1,160,000     Alexander & Baldwin, Inc.                                      32,498,125
Real Estate                 166,000     Alico, Inc.                                                     2,884,250
                            234,800     Burnham Pacific Properties, Inc.                                1,235,048
                            179,600     Catellus Development Corp. (a)                                  2,887,968
                             31,000     Consolidated-Tomoka Land Co.                                      443,300
                            657,676     Forest City Enterprises, Inc. Class A                          27,326,438

--------------------------------------------------------------------------------
                                       12
================================================================================

                                   [GRAPHIC]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                               AT JANUARY 31, 2001
                                   (UNAUDITED)

                                                                                                                         % OF
                             SHARES     ISSUES                                                            VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)

Natural Resources             7,500     Forest City Enterprises, Inc. Class B                      $      315,375
& Real Estate               473,489     HomeFed Corp. (a)                                                 478,224
(continued)               1,180,336     Koger Equity, Inc.                                             17,929,304
                             14,600     LNR Property Corp.                                                424,130
                                846     Public Storage, Inc.                                               21,996
                          3,420,105     Tejon Ranch Co. (a) (b)                                        68,744,110
                            238,200     The St. Joe Co.                                                 5,240,400
                                                                                                   --------------
                                                                                                      160,428,668        7.25%
                                                                                                   --------------
Non-Life Insurance-Japan  7,319,000     Mitsui Marine & Fire Insurance Co., Ltd..                      38,708,197
                          7,399,000     The Chiyoda Fire & Marine Insurance Co., Ltd.                  19,024,809
                          2,350,000     The Nissan Fire & Marine Insurance Co., Ltd.                    7,800,658
                          3,246,000     The Sumitomo Marine & Fire Insurance Co., Ltd.                 19,232,858
                          1,520,800     The Tokio Marine & Fire Insurance Co., Ltd., Sponsored ADR     77,750,900
                          3,000,000     The Yasuda Fire & Marine Insurance Co., Ltd.                   15,066,424
                                                                                                   --------------
                                                                                                      177,583,846        8.02%
                                                                                                   --------------
Oil Services                500,000     Nabors Industries, Inc. (a)                                    29,505,000        1.33%
                                                                                                   --------------
Pharmaceutical Services   5,308,740     Innovative Clinical Solutions, Ltd. (b) (e)                     2,986,166
                            929,500     Kendle International, Inc. (a) (b)                             11,502,562
                            588,000     PAREXEL International Corp. (a)                                 9,082,125
                            400,000     Pharmaceutical Product Development, Inc. (a)                   16,500,000
                                                                                                   --------------
                                                                                                       40,070,853        1.81%
                                                                                                   --------------
Retail                      376,700     Value City Department Stores, Inc.                              2,636,900        0.11%
                                                                                                   --------------
Security Brokers,           223,600     Jefferies Group, Inc.                                           6,763,900
Dealers &                   893,332     Legg Mason, Inc.                                               49,374,460
Flotation Companies       1,086,250     Raymond James Financial, Inc.                                  41,798,900
                                                                                                   --------------
                                                                                                       97,937,260        4.42%
                                                                                                   --------------
Semiconductor               200,000     Applied Materials, Inc. (a) (e)                                10,062,500
Equipment Manufacturers   1,004,500     C.P. Clare Corp. (a) (b)                                        5,273,625
& Related                    31,400     Credence Systems Corp. (a)                                        788,925

--------------------------------------------------------------------------------
                                       13
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
                                   [GRAPHIC]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                               AT JANUARY 31, 2001
                                   (UNAUDITED)

                                                                                                                         % OF
                             SHARES     ISSUES                                                            VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)

Semiconductor             2,874,700     Electroglas, Inc. (a) (b)                                  $   53,900,625
Equipment Manufacturers   3,329,000     FSI International, Inc. (a) (b)                                33,498,062
& Related                   100,000     KLA-Tencor Corp. (a) (e)                                        4,600,000
(continued)                 208,676     Novellus Systems, Inc. (a)                                     10,094,701
                            300,000     Photronics, Inc. (a)                                           10,537,500
                          3,194,300     Silicon Valley Group, Inc. (a) (b)                            114,994,800
                            500,000     Veeco Instruments, Inc. (a) (e)                                28,359,375
                                                                                                   --------------
                                                                                                      272,110,113       12.29%
                                                                                                   --------------
Small-Cap Technology        247,200     Planar Systems, Inc. (a)                                        7,570,500
                              1,499     CareCentric, Inc. (a)                                               6,699
                                                                                                   --------------
                                                                                                        7,577,199        0.34%
                                                                                                   --------------
Title Insurance           3,000,000     First American Corp.                                           88,650,000
                          1,951,400     Stewart Information Services Corp. (b)                         39,047,514
                                                                                                   --------------
                                                                                                      127,697,514        5.77%
                                                                                                   --------------
Transportation               55,032     Florida East Coast Industries, Inc. Class B                     2,154,503        0.10%
                                                                                                   --------------
                                        TOTAL COMMON STOCKS AND WARRANTS
                                        (Cost $1,118,653,881)                                       1,706,975,636
                                                                                                   --------------
-----------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCK - 1.00%

Bermuda Based               688,630     CGA Group, Ltd., Series A (b) (c)                              17,215,752
Financial Institutions    6,045,667     CGA Group, Ltd., Series C (b) (c)                               2,327,582
                                                                                                   --------------
                                                                                                       19,543,334        0.89%
                                                                                                   --------------
Financial Insurance           2,500     American Capital Access Holdings, LLC (c)                       2,500,000        0.11%
                                                                                                   --------------
Insurance Holding             4,775     Ecclesiastical Insurance, 8.625%                                    7,814        0.00%
Companies                                                                                          --------------
                                        TOTAL PREFERRED STOCK
                                        (Cost $24,541,101)                                             22,051,148
                                                                                                   --------------

--------------------------------------------------------------------------------
                                       14
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
                                   [GRAPHIC]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                               AT JANUARY 31, 2001
                                   (UNAUDITED)

                         INVESTMENT                                                                                      % OF
                         AMOUNT ($)     ISSUES                                                            VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
LIMITED PARTNERSHIPS - 0.43%

Bermuda Based             2,202,000     ESG Partners, LP (c)                                       $      106,224        0.00%
Financial Institutions                                                                             --------------

Financial Insurance      15,000,000     American Capital Access Holdings, LLC (c)                       7,500,000        0.34%
                                                                                                   --------------
Insurance Holding         3,264,756     Head Insurance Investors LP (c)                                   548,213

Companies                 1,425,000     Insurance Partners II Equity Fund, LP (c)                       1,425,000
                                                                                                   --------------
                                                                                                        1,973,213        0.09%
                                                                                                   --------------
                                        TOTAL LIMITED PARTNERSHIPS
                                        (Cost $21,891,756)                                              9,579,437
                                                                                                   --------------
                         NOTIONAL
                         AMOUNT ($)
-----------------------------------------------------------------------------------------------------------------------------------
OTHER INVESTMENTS - (0.22%)

Foreign Currency Swap   150,000,000     Bear Stearns Currency Swap,
Contracts                               Termination Date 4/17/01 (c) (h)                               (4,838,783)      (0.22%)
                                                                                                   --------------
                                        TOTAL OTHER INVESTMENTS
                                        (Cost $0)                                                      (4,838,783)
                                                                                                   --------------
                         PRINCIPAL
                         AMOUNT ($)
-----------------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 13.50%

Repurchase Agreement    186,307,231     Bear Stearns 5.68%, due 2/1/01 (f)                            186,307,231        8.41%
                                                                                                   --------------
U.S. Treasury Bills       2,500,000     U.S. Treasury Bill 6.15%+, 04/26/01 (g)                         2,471,532
                            350,000     U.S. Treasury Bill 6.19%+, 04/26/01 (g)                           346,015
                         38,500,000     U.S. Treasury Bill 5.96%+, 06/07/01                            37,869,370
                         35,000,000     U.S. Treasury Bill 5.93%+, 06/21/01                            34,360,270
                         39,000,000     U.S. Treasury Bill 5.57%+, 11/29/01                            37,571,742
                                                                                                   --------------
                                                                                                      112,618,929        5.09%
                                                                                                   --------------
                                        TOTAL SHORT TERM INVESTMENTS
                                        (Cost $298,338,637)                                        $  298,926,160
                                                                                                   --------------

--------------------------------------------------------------------------------
                                       15
================================================================================

                                   [GRAPHIC]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                               AT JANUARY 31, 2001
                                   (UNAUDITED)


                                                                     VALUE
--------------------------------------------------------------------------------
     TOTAL INVESTMENT PORTFOLIO - 98.96%
     (Cost $1,632,975,421)                                      $2,191,407,000
                                                                --------------
     CASH AND OTHER ASSETS
     LESS LIABILITIES - 1.04%                                       22,971,521
                                                                --------------
     NET ASSETS - 100.00%                                       $2,214,378,521
     (Applicable to 57,644,723                                  ==============
     shares outstanding)

     NET ASSET VALUE PER SHARE                                          $38.41
                                                                        ======
NOTES:
(a) Non-income producing securities.
(b) Affiliated  issuers-- as defined  under the  Investment  Company Act of 1940
    (ownership of 5% or more of the outstanding voting securities of these issuers).
(c) Restricted/fair valued securities.
(d) Interest accrued at a current rate of prime + 2%.
(e) Securities in whole or in part on loan.
(f) Repurchase  agreement  collateralized  by:
    U.S. Treasury Strips, par value $50,000,000, matures 11/15/13, market value $24,859,500.
    U.S. Treasury Bonds, par value $28,115,000, matures 05/15/17, market value $37,612,528.
    U.S. Treasury Strips, par value $40,072,000, matures 05/15/19, market value $14,012,778.
    U.S. Treasury Strips, par value $95,790,000, matures 08/15/22, market value $27,779,100.
    U.S. Treasury Strips, par value $100,000,000, matures 08/15/22, market value $29,250,000.
    U.S. Treasury Strips, par value $34,000,000, matures 02/15/26, market value $8,308,920.
    U.S. Treasury Bonds, par value $44,985,000, matures 04/15/29, market value $47,178,019.
(g) Security  segregated  for future Fund  commitments.
(h) The Fund is selling 15.9 billion Yen and paying an interest rate of 0.38% in exhange for 150 million U.S. Dollars and an interest rate of 6.85%.
*   Issuer in default.
+   Annualized  yield at date of purchase.
ADR:  American  Depository  Receipt.
--------------------------------------------------------------------------------
                                       16
================================================================================

                                   [GRAPHIC]

                       THIRD AVENUE SMALL-CAP VALUE FUND

Dear Fellow Shareholders:

At January 31, 2001, the end of the first fiscal quarter, the unaudited net asset value attributable to the 11,428,534 common shares outstanding of Third Avenue Small-Cap Value Fund ("Small-Cap" or the "Fund") was $14.47 per share, compared with the Fund's audited net asset value of $13.86 per share at October 31, 2000 and an unaudited net asset value at January 31, 2000 of $12.20 per share. At February 20, 2001, the net asset value was $14.23 per share.

QUARTERLY ACTIVITY

During the quarter, Small-Cap established ten new positions, added to seven of its 37 existing positions, reduced its holdings in six companies and eliminated positions in three companies. At January 31, 2001, Small-Cap held positions in 44 companies, the top ten positions of which accounted for approximately 34% of the Fund's net assets.

NUMBER OF SHARES      NEW POSITIONS ACQUIRED

131,000 shares        American Power Conversion Corp. Common Stock
                      ("American Power Common")

150,000 shares        Arch Capital Group, Ltd. Common Stock ("Arch Common")

95,000 shares         Burnham Pacific Properties, Inc. Common Stock
                      ("BPP Common")

13,500 shares         Capital Southwest Corp. Common Stock
                      ("Capital Southwest Common")

54,600 shares         Cummins Engine Co. Common Stock ("Cummins Engine Common")

29,000 shares         Forest City Enterprises Common Stock
                      ("Forest City Common")

120,900 shares        Herley Industries, Inc. Common Stock ("Herley Common")

172,400 shares        KEMET Corp. Common Stock ("KEMET Common")

41,284 shares         Novellus Systems Common Stock ("Novellus Common")

15,000 shares         Security Capital Group Common Stock
                      ("Security Capital Common")

                      INCREASES IN EXISTING POSITIONS

38,800 shares         Brooks Automation Common Stock ("Brooks Common")

68,900 shares         Century Aluminum Co. Common Stock ("Century Common")

47,800 shares         Electro Scientific Industries Common Stock ("ESI Common")

28,500 shares         FSI International, Inc. Common Stock ("FSI Common")

42,800 shares         Koger Equity Common Stock ("Koger Common")

24,600 shares         Tejon Ranch Co. Common Stock ("Tejon Common")

15,000 shares         Trinity Industries Common Stock ("Trinity Common")
--------------------------------------------------------------------------------
                                       17
================================================================================

                                   [GRAPHIC]


                      DECREASES IN EXISTING POSITIONS

20,000 shares         Credence Systems Corp. Common Stock ("Credence Common")

79,800 shares         First American Financial Common Stock
                      ("First American Common")

49,922 shares         MBIA, Inc. Common Stock ("MBIA Common")

75,000 shares         Planar Systems, Inc. Common Stock ("Planar Common")

25,000 shares         Silicon Valley Group, Inc. Common Stock ("SVG Common")

151,000 shares        Value City Department Stores, Inc. Common Stock
                      ("Value City Common")

                      POSITIONS ELIMINATED

26,000 shares         Bel Fuse, Inc. Class A Common Stock ("Bel Fuse A Common")

140,900 shares        GaSonics International Corp. Common Stock
                      ("GaSonics Common")

237,900 shares        HomeBase, Inc. Common Stock ("HomeBase Common")

The Small-Cap Value Fund was relatively busy during the quarter on both the buy side and the sell side. On the buy side, Small-Cap initiated new positions in three new issues (American Power Common, Herley Common, KEMET Common) as well as seven issues (Arch Common, BPP Common, Capital Southwest Common, Cummins Common, Forest City Common, Security Capital Common) owned by Small-Cap's sister funds.

The new holdings share at least two common characteristics: 1) conservative finances that can carry the companies through a downturn of virtually any magnitude or duration; 2) weakening near-term earnings outlooks coupled with very bright, long-term prospects. We took advantage of bearish markets, overly focused on the short-term slow-down in electronic components, to purchase American Power, Herley and KEMET Common at compelling absolute valuations.

Perhaps most interesting during the quarter, Small-Cap initiated a number of investments in what might be reasonably called "closed-end fund arbitrage." That is, the purchase of securities, which, for analytical purposes, can be viewed as closed-end funds, selling at a discount to their underlying net asset values. Securities that share these closed-end fund characteristics, and their respective areas of focus, include Arch Capital Common (insurance); BPP Common (real estate); Capital Southwest Common (venture capital); and Security Capital Common (real estate). The largest of these investments, Arch Capital, serves as a case study for the Fund's closed-end fund arbitrage investments.

Arch Capital Group is run by competent insurance industry veterans who have constructed an investment portfolio comprising cash, bonds, and both publicly traded and privately held insurance company common stocks. Arch does not have any debt or other meaningful liabilities, nor does it assume any insurance underwriting risk. The value today of the company's net assets (i.e., assets minus liabilities) approximates $20 per share, but the stock purchased by Small-Cap sells today for around $15 per share -- a discount of 25%. By investing  in Arch  Capital  Common,  investors  buy the  expertise of a team of veteran insurance investors, a diverse portfolio of insurance company investments, all purchased at a discount from today's realizable values. The discount (and the attractiveness of the investment) will vary with fluctuations in both the price of Arch Common and the values of the underlying assets. The discount can shrink

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
                                   [GRAPHIC]

in one of two ways: the price of Arch Common appreciates to a level that approximates the value of the company's net assets (i.e., $20, favorable for the Fund as an owner), or the value of the assets declines to a level approximating the current share price (i.e., $15). Obviously, the former is preferable to the latter!

Sales during the quarter stemmed from both investment and portfolio considerations. The Fund parted with approximately one -third of its position in MBIA Common when, owing to price appreciation, that holding approximated 8% of the Fund's assets and carried a healthy absolute valuation. We continue to own a large position in MBIA because we think it is a terrific franchise. The Fund also trimmed its position in semiconductor equipment manufacturers in an effort to take advantage of very significant price appreciation during the quarter -- ranging in some cases from 50% to 100% -- despite a rapidly deteriorating short-term business environment. As noted in our Annual Report, the industry remains attractive on a long-term basis, and the Fund will continue to look for opportunities to add to its positions. However, it became difficult to justify the rapid price appreciation, a rate of appreciation that not only likely borrowed from future appreciation, but also approximated reasonable absolute values, in the face of a weakening industry environment.

Much has been said and written by the media, corporate chieftains and the new administration regarding a weakening business environment in the U.S. -- some of the pundits have even suggested that a recession is officially under way. Third Avenue's investment process expends little energy analyzing such "macro" factors, preferring instead to study specific companies and their securities. As Peter Lynch, the well-regarded Fidelity fund manager used to say, "If you spend more than 15 minutes a year analyzing interest rates, the stock market, or the economy, you've wasted 13 minutes."

Nevertheless,  to the  extent the U.S.  does  experience  some form of  business recession in coming periods, our portfolio companies are likely to fair especially well. Third Avenue can make this argument because it has chosen companies with very strong and conservative financials. Strong financials, the cornerstone of our investment philosophy, constitute our so-called "sleep-at-night-factor," and are, without a doubt, the most powerful component of our investing framework.

While other companies with weaker financials will likely find any downturn particularly troublesome, Third Avenue's portfolio companies will use their financial strength to fund important corporate projects, make acquisitions, repurchase stock, or pursue other attractive opportunities. While financially weaker companies will undoubtedly find it difficult to access capital in a downturn (e.g., borrowing from the bank or issuing stock), Third Avenue's companies should need little access to outside capital, and important business decisions can be executed with the knowledge that the funding already exists. A business downturn might actually HELP our companies competitively. In as much as Third Avenue's portfolio companies face poorly-financed competitors, they might use a business downturn, for example, to acquire their competitors, accelerate new product development or make plant and equipment investments that their competitors can't fund. One such company that embodies Third Avenue's philosophy, and may well benefit longer-term from any economic downturn, is Electro Scientific Industries (Nasdaq -- ESIO).

Electro Scientific manufactures capital equipment used in making a wide variety of electronic components. Though Electro Scientific's overall businesses are cyclical -- a cyclicality that often creates wonderful buying opportunities -- the longer-term growth of the combined businesses is excellent. Electro Scientifc has a diversified product portfolio,

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                                       19
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
                                   [GRAPHIC]

boasts high margins, requires modest amounts of capital, dominates its markets and has an opportunistic management team capable of managing a company twice the size of the current business. Most importantly, Electro Scientific has a fortress balance sheet with $140 million in cash, no debt and $300 million in shareholders equity.

At current levels, Electro Scientific Common is reasonably priced, particularly if one adjusts the earnings for the $30 to $40 million expensed each year on research and development ("R&D"). While accounting rules require that R&D gets expensed during the period it is incurred -- thereby depressing reported earnings -- one can arguably say that R&D in this case should be amortized over a two to three year period as it is an investment that supports the growth of the company over that time frame. Viewed in that manner, Electro Scientific's reported earnings and book value are probably understated.

Suffice it to say, for Electro Scientific, as well as our other similarly situated portfolio companies, a recession might not be so bad after all.

I look forward to writing you again when we publish our Semi-Annual Report dated April 30, 2001.

Sincerely,

/s/ Curtis R. Jensen
---------------------------------------------
Curtis R. Jensen
Co-manager, Third Avenue Small-Cap Value Fund


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                                       20
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
                                   [GRAPHIC]

                               THIRD AVENUE TRUST
                       THIRD AVENUE SMALL-CAP VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                              AT JANUARY 31, 2001
                                  (UNAUDITED)

                                                                                                       % OF
                                SHARES    ISSUES                                           VALUE    NET ASSETS
-------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 81.31%

Bermuda Based Financial        135,400    Trenwick Group, Ltd.                         $  3,296,990    1.99%
Institutions                                                                           ------------

Building Materials             100,000    USG Corp. (b)                                   2,220,000    1.34%
                                                                                       ------------
Business Development           150,000    Arch Capital Group, Ltd. (a)                    2,315,625
& Investment Companies          13,500    Capital Southwest Corp.                           850,500
                                                                                       ------------
                                                                                          3,166,125    1.91%
                                                                                       ------------
Electronics                    131,000    American Power Conversion Corp.                 2,145,125
                                90,000    Electro Scientific Industries, Inc. (a)         3,195,000
                               172,400    KEMET Corp. (a)                                 3,965,200
                                                                                       ------------
                                                                                          9,305,325    5.63%
                                                                                       ------------
Financial Insurance            163,300    Enhance Financial Services Group, Inc.          2,153,927
                               104,900    MBIA, Inc.                                      7,519,232
                                                                                       ------------
                                                                                          9,673,159    5.85%
                                                                                       ------------
Industrial Equipment           319,500    Alamo Group, Inc.                               4,712,625
                                54,600    Cummins Engine Co., Inc.                        2,048,592
                               184,000    Trinity Industries, Inc.                        4,333,200
                                                                                       ------------
                                                                                         11,094,417    6.71%
                                                                                       ------------
Life Insurance                 179,000    FBL Financial Group, Inc. Class A               3,087,750    1.87%
                                                                                       ------------
Manufactured Housing           184,300    Skyline Corp.                                   4,111,733    2.49%
                                                                                       ------------
Media                          120,000    ValueVision International, Inc. Class A (a)     2,047,500    1.24%
                                                                                       ------------
Metal & Metal Products         196,900    Century Aluminum Co. (b)                        2,165,900    1.31%
                                                                                       ------------
Natural Resources &            187,500    Alexander & Baldwin, Inc.                       5,252,930
Real Estate                    187,300    Alico, Inc.                                     3,254,337
                               139,000    Avatar Holdings, Inc. (a) (b)                   3,266,500
                               126,900    Cabot Industrial Trust                          2,493,585
                               255,400    Deltic Timber Corp.                             5,618,800
                                29,000    Forest City Enterprises, Inc. Class A           1,204,950

--------------------------------------------------------------------------------
                                       21
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
                                   [GRAPHIC]

                               THIRD AVENUE TRUST
                       THIRD AVENUE SMALL-CAP VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                              AT JANUARY 31, 2001
                                  (UNAUDITED)

                                                                                                         % OF
                                SHARES    ISSUES                                             VALUE    NET ASSETS
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)

Natural Resources              248,800    Koger Equity, Inc.                             $  3,779,272
& Real Estate                   15,000    Security Capital Group, Inc. Class B (a)            297,000
(continued)                    224,600    Tejon Ranch Co. (a)                               4,514,460
                             1,104,700    The TimberWest Forest Corp. (Canada)              8,092,825
                                                                                         ------------
                                                                                           37,774,659   22.85%
                                                                                         ------------
Non-Life Insurance -         2,025,000    The Nissan Fire & Marine
Japan                                     Insurance Co., Ltd.                               6,721,844    4.06%
                                                                                         ------------
Pharmaceutical Services         76,400    Kendle International, Inc. (a)                      945,450
                                58,100    PAREXEL International Corp. (a)                     882,394
                                93,000    Pharmaceutical Product Development, Inc. (a)(b)   3,836,250
                                                                                         ------------
                                                                                            5,664,094    3.43%
                                                                                         ------------
Real Estate Investment Trust    95,000    Burnham Pacific Properties, Inc.                    499,700    0.30%
                                                                                         ------------
Retail                         175,500    Value City Department Stores, Inc. (a)            1,228,500    0.74%
                                                                                         ------------
Semiconductor                   85,000    Brooks Automation, Inc. (a)                       3,219,375
Equipment Manufacturers        484,800    C.P. Clare Corp. (a)                              2,545,200
and Related                     38,100    Credence Systems Corp. (a)                          957,262
                               100,000    Electroglas, Inc. (a) (b)                         1,875,000
                               373,400    FSI International, Inc. (a)                       3,757,337
                                41,284    Novellus Systems, Inc. (a)                        1,997,114
                               103,400    Silicon Valley Group, Inc. (a)                    3,722,400
                               150,000    SpeedFam-IPEC, Inc. (a) (b)                       1,396,875
                                                                                         ------------
                                                                                           19,470,563   11.77%
                                                                                         ------------
Technology                     133,400    Bel Fuse, Inc. Class B                            5,027,512
                               120,900    Herley Industries, Inc. (a)                       1,873,950
                               100,000    Planar Systems, Inc. (a)                          3,062,500
                                                                                         ------------
                                                                                            9,963,962    6.03%
                                                                                         ------------
Title Insurance                100,000    First American Corp.                              2,955,000    1.79%
                                                                                         ------------

--------------------------------------------------------------------------------
                                       22
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
                                   [GRAPHIC]

                               THIRD AVENUE TRUST
                       THIRD AVENUE SMALL-CAP VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                              AT JANUARY 31, 2001
                                  (UNAUDITED)

                                                                                                       % OF
                                          ISSUES                                           VALUE    NET ASSETS
-------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
                                          Total Common Stocks
                                          (Cost $115,572,893)                          $134,447,221
                                                                                       ------------
                            NOTIONAL
                            AMOUNT ($)
-------------------------------------------------------------------------------------------------------------
OTHER INVESTMENTS - (0.16%)

Foreign Currency Swap        6,000,000    Bear Stearns Currency Swap,
Contracts                                 Termination Date 2/28/01 (c) (d)                 (266,514)  (0.16%)
                                                                                       ------------
                                          TOTAL OTHER INVESTMENTS
                                          (Cost $0)                                        (266,514)
                                                                                       ------------
                            PRINCIPAL
                            AMOUNT ($)
-------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 19.19%

Repurchase Agreements       31,230,247    Bear Stearns 5.68%, due 2/1/01 (e)             31,230,247   18.89%
                                                                                       ------------
U.S. Treasury Bills            500,000    U.S. Treasury Bill 6.27%+, 4/26/01                494,307    0.30%
                                                                                       ------------
                                          TOTAL SHORT TERM INVESTMENTS
                                          (Cost $31,723,201)                             31,724,554
                                                                                       ------------
                                          TOTAL INVESTMENT PORTFOLIO - 100.34%
                                         (Cost $147,296,094)                            165,905,261
                                                                                       ------------
                                          LIABILITIES NET OF CASH AND
                                          OTHER ASSETS (0.34%)                             (559,142)
                                                                                       ------------
                                          NET ASSETS - 100.00%                         $165,346,119
                                          (Applicable to 11,428,534                    ============
                                          shares outstanding)

                                          NET ASSET VALUE PER SHARE                          $14.47
                                                                                             ======

NOTES:
(a) Non-income producing securities.
(b)  Securities in whole or in part on loan.
(c)  Restricted/fair valued securities.
(d) The Fund is selling 6.7 billion Yen and paying an interest rate of 0.25% in exchange for 6 million U.S. Dollars and an interest rate of 6.73%.
(e)  Repurchase agreement collateralized by:
     U.S. Treasury Bonds, par value $30,050,000, matures 04/15/29, market value $31,514,938.
ADR: American Depository Receipt.
+    Annualized yield at date of purchase.
--------------------------------------------------------------------------------
                                       23
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
                                   [GRAPHIC]

                      THIRD AVENUE REAL ESTATE VALUE FUND

Dear Fellow Shareholders:

At January 31, 2001, the end of the first fiscal quarter of 2001, the unaudited net asset value attributable to the 2,422,418 shares outstanding of the Third Avenue Real Estate Value Fund (the "Fund") was $14.43 per share. This compares with an audited net asset value of $13.08 per share at October 31, 2000 and an unaudited net asset value of $10.29 per share at January 31, 2000, both as adjusted for subsequent distributions to shareholders of $0.565 per share. At February 20, 2001, the unaudited net assets totaled $37,003,934, attributable to the 2,563,363 shares outstanding with a net asset value of $14.44 per share.

QUARTERLY ACTIVITY

During the first quarter of fiscal 2001, the Fund established new positions in the senior notes of one company and the common stock of one company; increased its position in the senior notes of two companies and in the common stocks of ten companies; reduced its position in the common stock of one company; and eliminated its position in the senior notes of one company and in the common stock of four companies. At January 31, 2001, the Fund held positions in 27 companies with the ten largest positions accounting for approximately 51% of the Fund's net assets.

PRINCIPAL AMOUNT
OR
NUMBER OF SHARES    NEW POSITION ACQUIRED

$1,000,000          Imperial Credit Industries, Inc. 9.75% Senior Notes
                    due 1/15/04 ("Imperial Notes")

235,700 shares      Burnham Pacific Properties, Inc. Common Stock
                    ("Burnham Common")

                    INCREASES IN EXISTING POSITIONS

$500,000 Frank's Nursery and Crafts, Inc. 10.25% Senior Subordinated Notes due 3/1/08 ("Frank's Notes")

$300,000            USG Corp. 9.25% Senior Notes due 9/15/01 ("USG Notes")

27,000 shares       Avatar Holdings, Inc. Common Stock ("Avatar Common")

39,900 shares       Captec Net Lease Realty, Inc. Common Stock ("Captec Common")

40,000 shares       Catellus Development Corp. Common Stock ("Catellus Common")

7,900 shares        Consolidated-Tomoka Land Co. Common Stock
                    ("Consolidated Common")

27,000 shares       Forest City Enterprises, Inc. Class A Common Stock
                    ("Forest City Common")

40,000 shares       Koger Equity, Inc. Common Stock ("Koger Common")

35,000 shares       Prime Group Realty Trust Common Stock ("Prime Group Common")

10,000 shares       Security Capital Group, Inc. Class B Common Stock
                    ("Security Capital Common")

--------------------------------------------------------------------------------
                                       24
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
                                   [GRAPHIC]

                     INCREASES IN EXISTING POSITIONS (CONTINUED)

45,424 shares        Tejon Ranch Co. Common Stock ("Tejon Common")

16,800 shares        Wellsford Real Properties, Inc. Common Stock
                     ("Wellsford Common")

                     REDUCTIONS IN EXISTING POSITIONS

20,000 shares        First American Corp. Common Stock ("First American Common")

                     POSITIONS ELIMINATED

$1,050,000           Ocwen Asset Investment Corp. 11.50% Senior Notes due 7/1/05
                     ("Ocwen Notes")

25,000 shares        AMRESCO Capital Trust, Inc. Common Stock ("AMRESCO Common")

24,500 shares        Centex Corp. Common Stock ("Centex Common")

60,168 shares        D.R. Horton, Inc. Common Stock ("Horton Common")

21,298 shares        Lennar Corp. Common Stock ("Lennar Common")

IMPERIAL NOTES

The Fund acquired its position in Imperial Notes after initially establishing a position in Imperial 9.875% senior notes during the prior quarter. The two issues have equal ranking in the company's capital structure. The Company's financial position has deteriorated further due to additional provisions for loan losses at Southern Pacific Bank, the Company's wholly-owned bank subsidiary ("SPB"). As a result, SPB has entered into a regulatory order with the FDIC. The order requires SPB to increase its capital ratios and restricts the payment of dividends to the Company. The Company has retained a financial advisor to assist in a recapitalization plan in order to comply with the FDIC order. We expect that the Company will be successful in raising new equity capital, but also expect that holders of Imperial Notes will be asked to either convert a portion of their notes to equity or agree to revised repayment terms. The Fund's average cost for the two issues is still about 50% of what we expect our ultimate recovery value to be. In the meantime, the Company has continued to make interest payments.

BURNHAM COMMON

Burnham Pacific Properties is a real estate investment trust that owns primarily neighborhood and community shopping centers in the western United States (primarily California and Washington). The Company's board of directors and shareholders recently approved a liquidation plan pursuant to which the Company's assets will be sold and the net proceeds will be distributed to Burnham Common holders after repayment of debt and preferred shares. The Company estimates that distributions to Burnham Common holders will be between $6.00 and $7.50 per share plus regular quarterly distributions from operating cash flow. A substantial number of properties have already been sold and several others are under contract. The Fund acquired Burnham Common at an average cost of about $4.58 per share. Barring a severe recession in California, which could delay the liquidation process, we like the risk arbitrage and see very little downside.

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                                   [GRAPHIC]

OCWEN NOTES

The Fund tendered its Ocwen Notes for 87.25% of par. The Company initially made a tender offer for all of the outstanding Ocwen Notes at 84% of par. The tender offer included a provision that if at least 50% of the notes were tendered, the Company would be able to modify the trust indenture to the detriment of dissenting holders. The Fund, along with other holders aggregating more than 50% of the outstanding notes, rejected the Company's initial tender offer. A large institutional holder (with more than 50% of the issue) negotiated with the Company and agreed to tender its notes at the revised price of 87.25% of par. While we were confident that the Ocwen Notes were ultimately worth par, we could not risk holding them with the prospect of indenture modifications. The Fund's investment in Ocwen Notes returned less than it could have or should have, but still worked out to about a 41% internal rate of return.

AMRESCO COMMON

AMRESCO is a mortgage REIT that is in the process of conducting an orderly liquidation. The Fund originally acquired AMRESCO Common in anticipation that the Company would ultimately be sold or liquidated. The Fund sold its remaining shares of AMRESCO Common based upon our analysis indicating the market price had appreciated to a level that, on a risk-adjusted basis, exceeded the potential liquidation proceeds. The Fund's investment in AMRESCO Common resulted in about a 29% internal rate of return.

CENTEX  COMMON,  HORTON COMMON AND LENNAR COMMON

The Fund began acquiring the common stocks of homebuilders about a year ago when there appeared to be a disconnect between their earnings (trailing and projected) and their stock price. The Fund acquired Centex Common, Horton Common and Lennar Common at price/earnings ratios of less than 5 and at discounts to book value. During 2000, most homebuilders reported record sales, earnings and backlogs (homes sold but not yet closed), and their stock prices more than doubled. We are concerned, however, that recent dramatic changes in the economic environment must ultimately negatively affect the homebuilding industry. Key factors include reduced consumer confidence, higher unemployment rates, reduced capital equipment orders and the unknown impact of California's utility problems. Third Avenue Funds' investment philosophy does not typically incorporate making market predictions. Our decision to sell the Fund's holdings in the common stocks of homebuilders was not based on a market call. Rather, we acknowledge that homebuilding has always been a highly cyclical business that is closely tied to economic conditions. Our professional judgment tells us there is high likelihood the industry is near a cyclical high, and we see a much greater chance of downside than upside in homebuilder common stocks. There is always the chance we will be proven wrong and we will miss out on additional appreciation. But the Fund made more than a 100% return on its investment in homebuilder common stocks and we would not want to watch these stocks make a "roundtrip" while still holding them.


--------------------------------------------------------------------------------
                                       26
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                                   [GRAPHIC]


INVESTING IN REAL ESTATE -- DIRECT OWNERSHIP OR REAL ESTATE SECURITES?

There are three basic ways to invest in real estate where the desired result is cash flow and capital appreciation -- in essence, owning equity in real estate.

     o  Direct investments (purchase fee ownership to property)
     o  Real estate limited partnerships
     o  Common stocks

1. Examples of direct investments would include purchasing fee ownership of an apartment building, shopping center, office building, etc. Since we all have to live somewhere, I do not include a primary personal residence in this category.

     The advantages of owning property directly include control, tax write-offs and the ability to obtain financing. The ability to make decisions regarding the maintenance, leasing, management and sale of property can be very desirable - especially for experienced property investors. Owning property affords an investor the opportunity to take advantage of certain tax benefits (primarily depreciation deductions) that can shelter some or all of the property's cash flow from income taxes. In certain instances, the investor can offset taxable income from other sources with non-cash losses generated from property investments. Properties can easily be financed based upon the quality and quantity of net cash flow that is generated from the tenant leases. In many cases (again, depending upon the experience of the investor) lenders will make non-recourse loans secured only by the property without personal guarantees. If all goes well, a property can be refinanced a few years later and the investor can cash in on appreciation without realizing capital gains. This theoretically can be repeated over and over again as the property continues to appreciate.

     The disadvantages of owning property directly include lack of liquidity, lack of available financing, management issues and lack of diversification. Quality investment properties are relatively easy to sell if priced and marketed properly. However, it is not unusual for a property sale to take months from the time a decision is made to sell until the actual receipt of sale proceeds. Financing for property investments at favorable rates and terms is often difficult to obtain -- especially during periods of credit tightening. Less experienced investors may not be able to obtain non-recourse mortgage financing and often must provide personal guarantees. Most loans on investment properties do not fully amortize over the term of the loan and require a balloon payment at maturity. Takeout financing may not be available at maturity and the investor may be forced to sell at an inopportune time. Investment properties require management. Depending upon property type, management activities can be very intensive or they could be minimal. For example, owning a multi-tenant retail property requires maintenance, bookkeeping, collection, legal, leasing, construction and other routine activities. Many of these management functions can be contracted with third parties, but absentee ownership entails other risks. On the other end of the spectrum, owning a single tenant, triple-net leased property is much less management intensive and generally requires more upfront due diligence in determining the tenant's credit quality and the property's alternative uses.

--------------------------------------------------------------------------------
                                       27
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
                                   [GRAPHIC]


     Finally, unless an investor has significant capital to invest in a diversified portfolio of properties, it is difficult to avoid concentration risks -- including property type, geographic location and tenant mix.

2. Real estate limited partnerships were very popular prior to the enactment of tax law changes in 1986. Many limited partnerships were registered with the SEC and partnership interests were offered to the public. Private limited partnerships are still a very common vehicle for real estate ownership.

     Limited partnerships offer the advantages of pass-through of tax losses, limited liability, defined term and expert management. Limited partnerships are not subject to federal income taxes and all income, gains and losses are passed through to its partners. Similar to direct ownership, limited partners can shelter cash flow from taxes primarily due to the pass-through of depreciation deductions. Limited partners are only at risk for the amount of money invested in the partnership, and creditors of the partnership generally cannot collect from them. Limited partnerships generally have a defined life. Therefore, it is assumed that at some point in the future the properties will be sold and the proceeds distributed to the partners. The general partner or sponsor of the limited partnership normally has (or at least claims to have) the necessary expertise to acquire, manage, operate and lease properties.

     Disadvantages of limited partnership investments include lack of liquidity, limited voting rights (control), and complex tax reporting. There is a very limited market for publicly-traded limited partnership units and no market for private limited partnership interests. Therefore, liquidity is only available when properties are sold or refinanced and the general partner distributes cash. Additionally, limited partners have no say in managing the affairs of the partnership except for limited voting rights that typically relate to major decisions such as a sale or liquidation. Limited partners report their share of the partnership's earnings and losses based upon information provided by the general partner on a Schedule K-1. The tax reporting is often complex, and investors may be required to file tax returns in multiple states.

3. There are an abundance of publicly-traded real estate companies (PRCs) whose common stocks can be bought and sold on major stock exchanges. For purposes of this discussion, I combine real estate investment trusts (REITs) and real estate operating companies (REOCs) in the same category. These companies come in all shapes and sizes -- some are highly diversified by property type or geographic area, and others are very concentrated.

     Investing in PRCs provides distinct advantages over direct ownership or limited partnerships including:

     o Price -- Common stocks of many PRCs often trade at discounts to net asset value, enabling investors to effectively buy real estate cheaper than making direct investments.

     o Liquidity -- Common stocks of most PRCs are traded on major exchanges and can (in most cases) easily be converted to cash.

     o  Voting  rights  --  Shareholders   elect  a  board  of  directors;   and
        shareholders generally must approve major corporate transactions.

     o Simplified tax reporting -- Shareholders receive a Form 1099 from the PRC for dividends received. There is no complicated record keeping (as with direct ownership) or complex reporting requirements (as with partnerships).

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
                                   [GRAPHIC]


     o Professional management -- Many PRCs have experienced real estate operators, developers and managers running the company. Not enough can
        be  said  to  illustrate  the  importance  of  quality   management.

     o Diversification -- PRCs have total market capitalization ranging from a few million dollars to several billion dollars. A large capital base enables PRCs to spread risk among multiple assets. An investment of only a few thousand dollars in the common stock of one PRC can mean investing in several hundred properties.

     o Access to capital markets -- PRCs have access to much cheaper forms of capital (both debt and equity) than most individual investors or limited partnerships. This enables them to increase their portfolios and enhance investment returns.

     o Ability to use margin -- Most PRC common stocks can be bought on margin. Though buying stocks on margin adds obvious elements of risk, it is possible to enhance returns with leverage. Theoretically it is possible to more highly leverage an investment in a PRC than a direct investment. For example, an investor can usually leverage investment property for say 70% of appraised value -- requiring 30% equity. If an investor uses 50% margin to buy common stock in a PRC that also uses 70% leverage, the investor has effectively created 85% leverage. (It should be noted that this is not a strategy we recommend.)

     Investing in PRCs also has its disadvantages, including:

     o Limited control -- While shareholders do have voting rights, investment and operating decisions are controlled by management. Unfortunately, real estate financiers are among the most often noted groups of professionals with dubious reputations.

     o Lack of tax benefits -- PRCs do not provide flow-through deductions like direct ownership or partnerships. REITs enjoy a special tax exempt status provided they distribute 90% of their taxable income to shareholders. REIT dividends are generally taxable to shareholders. Real estate operating companies are usually corporations that are subject to corporate income tax. If the corporation pays dividends, they are also generally taxable to shareholders, resulting in double taxation.

     o Difficult to choose good ones -- With an abundance of PRCs to choose from, it can be difficult for investors to properly evaluate each company's portfolio, financial stability and quality of management.

There are also an abundance of mutual funds that specialize in investing in common stocks of PRCs. Real estate mutual funds may have as their objective either current income, total return or capital appreciation. Each fund's objective will dictate whether its investments will be concentrated in REITs or REOCs, and their investment discipline will dictate price consciousness and tolerance for risk. Overall, the real advantage of investing in real estate through the Third Avenue Real Estate Value Fund ought to be price. The Fund tries to acquire equities in real estate entities at prices that represent substantial discounts from the prices being paid in direct investments or by limited partnerships. It seems to be a lot easier to obtain these discount prices when you are buying common stocks in public markets rather than being a direct investor in the private market or a limited partner.


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
                                   [GRAPHIC]

Since the Fund's investment objective is long-term capital appreciation, we focus our investments in common stocks of well-capitalized REOCs. Investors seeking current income with much less price consciousness (which many funds provide) would clearly be better off elsewhere. We do not strive to consistently beat relative benchmarks. Rather, we try to make investments in solid companies that offer prospects for excellent long-term capital growth, while reducing overall investment risk with our "safe and cheap" philosophy. We are also firm believers in eating our own cooking. Our personal stakes in the Third Avenue Funds represent significant portions of our net worth.

I look forward to writing to you again when we publish the Fund's Semi-Annual Report for the period ending April 30, 2001.

Sincerely,


/s/ Michael H. Winer
-----------------------------------------------
Michael H. Winer
Co-manager, Third Avenue Real Estate Value Fund



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
                                   [GRAPHIC]

                               THIRD AVENUE TRUST
                      THIRD AVENUE REAL ESTATE VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                              AT JANUARY 31, 2001
                                  (UNAUDITED)

                               PRINCIPAL                                                                            % OF
                               AMOUNT ($) ISSUES                                                    VALUE        NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS - 1.88%

Assisted Living Facilities     1,000,000  CareMatrix Corp. 6.25%, due 8/15/04 (a) *              $    85,000       0.24%
                                                                                                 -----------
Financial Services             3,500,000  ContiFinancial Corp. 8.375%, due 8/15/03 (a) *             573,125       1.64%
                                                                                                 -----------
                                          TOTAL CONVERTIBLE BONDS
                                          (COST $647,715)                                            658,125
                                                                                                 -----------
-----------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - 6.72%

Building Materials               600,000  USG Corp. 9.25%, due 9/15/01                               584,279      1.67%
                                                                                                 -----------
Diversified Financial          1,000,000  Imperial Credit Industries, Inc. 9.75%, due 1/15/04        395,000
Services                         500,000  Imperial Credit Industries, Inc. 9.875%, due 1/15/07       192,500
                                                                                                 -----------
                                                                                                     587,500       1.68%
                                                                                                 -----------
Lawn and Garden Retail         1,234,600  Frank's Nursery & Crafts, Inc. 10.25%, due 3/1/08          512,359       1.47%
                                                                                                 -----------
Real Estate Operating            700,000  Rockefeller Center Property Trust, Floating Rate,
Companies                                 7.437%, due 12/31/07                                       665,644       1.90%
                                                                                                 -----------
                                          TOTAL CORPORATE BONDS
                                          (COST $2,369,150)                                        2,349,782
                                                                                                 -----------
                                  SHARES
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 72.25%

Building Materials                18,000  USG Corp. (b)                                              399,600       1.14%
                                                                                                 -----------
Natural Resources                 26,500  Deltic Timber Corp.                                        583,000
                                   4,000  The TimberWest Forest Corp. (Canada)                        29,303
                                                                                                 -----------
                                                                                                     612,303       1.75%
                                                                                                 -----------
Real Estate Management            35,500  Security Capital Group, Inc. Class B (a)                   702,900       2.01%
                                                                                                 -----------
Real Estate Investment            84,600  Aegis Realty, Inc.                                         867,150
Trusts                            80,698  American Land Lease, Inc.                                  953,043
                                  75,500  Anthracite Capital, Inc.                                   660,625
                                 235,700  Burnham Pacific Properties, Inc.                         1,239,782
                                  80,100  Captec Net Lease Realty, Inc.                              996,244
                                  82,500  Koger Equity, Inc.                                       1,253,175

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                                       31
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
                                   [GRAPHIC]

                               THIRD AVENUE TRUST
                      THIRD AVENUE REAL ESTATE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                              AT JANUARY 31, 2001
                                  (UNAUDITED)

                                                                                                                  % OF
                                  SHARES  ISSUES                                                    VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)

Real Estate                      113,800  Prime Group Realty Trust                               $ 1,638,720
Investment                       107,700  United Investors Realty Trust                              545,231
Trusts (continued)                                                                               -----------
                                                                                                   8,153,970      23.34%
                                                                                                 -----------
Real Estate Operating             96,100  Avatar Holdings, Inc. (a)                                2,258,350
Companies                        139,000  Catellus Development Corp. (a)                           2,235,120
                                  37,800  Consolidated-Tomoka Land Co.                               `540,540
                                  57,700  Forest City Enterprises, Inc. Class A                    2,397,435
                                  63,300  LNR Property Corp.                                       1,838,865
                                  84,524  Tejon Ranch Co. (a)                                      1,698,933
                                  83,900  The St. Joe Co.                                          1,845,800
                                  81,350  Wellsford Real Properties, Inc. (a)                      1,423,625
                                                                                                 -----------
                                                                                                  14,238,668      40.74%
                                                                                                 -----------
Title Insurance                   16,000  First American Corp.                                       472,800       1.35%
                                                                                                 -----------
Transportation                    17,073  Florida East Coast Industries, Inc. Class B                668,408       1.92%
                                                                                                 -----------
                                          TOTAL COMMON STOCKS
                                          (Cost $21,925,305)                                      25,248,649
                                                                                                 -----------
                              PRINCIPAL
                              AMOUNT ($)
-----------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 8.58%
Repurchase Agreement           3,000,000  Bear Stearns 5.68%, due 2/1/01 (c)                       3,000,000       8.58%
                                                                                                 -----------
                                          TOTAL SHORT TERM INVESTMENTS
                                          (Cost $3,000,000)                                        3,000,000
                                                                                                 -----------
                                          TOTAL INVESTMENT PORTFOLIO - 89.43%
                                          (Cost $27,942,170)                                      31,256,556
                                                                                                 -----------
                                          CASH AND OTHER ASSETS
                                          LESS LIABILITIES - 10.57%                                3,692,805
                                                                                                 -----------


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                                       32
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
                                   [GRAPHIC]

                               THIRD AVENUE TRUST
                      THIRD AVENUE REAL ESTATE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                              AT JANUARY 31, 2001
                                  (UNAUDITED)

                                                              VALUE
--------------------------------------------------------------------------------
                     NET ASSETS - 100.00%                  $34,949,361
                     (Applicable to 2,422,418              ===========
                     shares outstanding)

                     NET ASSET VALUE PER SHARE                  $14.43
                                                                ======
NOTES:
(a)  Non-income producing securities.
(b)  Securities in whole or in part on loan.
(c)  Repurchase agreements collateralized by:
     U.S. Treasury Bonds, par value $2,890,000, matures 04/15/29, market value $3,030,888.
*    Issuer in default.



--------------------------------------------------------------------------------
                                       33
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

                                 PRIVACY NOTICE

Third Avenue Funds respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms and from the transactions you make with us, our affiliates, or third parties. We do not disclose any information about you or any of our former customers to anyone, except to our affiliates (which may include the Funds' distributor) and service providers. To protect your personal information, we permit access only by authorized employees. Be assured that we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

                               BOARD OF TRUSTEES
                                Phyllis W. Beck
                                 Lucinda Franks
                                Gerald Hellerman
                                  Marvin Moser
                                Donald Rappaport
                               Myron M. Sheinfeld
                                  Martin Shubik
                               Charles C. Walden
                                Barbara Whitman
                               Martin J. Whitman

                                    OFFICERS
                                Martin J. Whitman
                        Chairman, Chief Executive Officer
                                 David M. Barse
                       President, Chief Operating Officer
                                 Michael Carney
                       Chief Financial Officer, Treasurer
                        Kerri Weltz, Assistant Treasurer
                                  W. James Hall
                          General Counsel and Secretary

                                 TRANSFER AGENT
                                    PFPC Inc.
                              211 South Gulph Road
                                 P.O. Box 61503
                         King of Prussia, PA 19406-0903
                                 (610) 239-4600
                           (800) 443-1021 (toll-free)

                               INVESTMENT ADVISER
                              EQSF Advisers, Inc.
                                767 Third Avenue
                             New York, NY 10017-2023

                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                          1177 Avenue of the Americas
                               New York, NY 10036

                                   CUSTODIAN
                            Custodial Trust Company
                               101 Carnegie Center
                            Princeton, NJ 08540-6231

                                   [GRAPHIC]

                               THIRD AVENUE FUNDS
                                767 THIRD AVENUE
                            NEW YORK, NY 10017-2023
                              PHONE (212) 888-5222
                            TOLL FREE (800) 443-1021
                               FAX (212) 888-6757
                            WWW.THIRDAVENUEFUNDS.COM